Exhibit 99.1

Cover Page

# Morningstar Overview

Joe Mansueto
Chairman and Chief Executive Officer

[Title slide: Morningstar Overview]

Today's presentations contain forward-looking statements. All statements made that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially. Please refer to our most recent earnings release and our most recent Form 10-Q or 10-K for more information on the factors that could cause actual results to differ.

[Disclaimer slide]

Audience: Morningstar’s mission is to create great products that help investors reach their financial goals. We serve three major audiences: individuals, financial advisors, and institutions. These three audiences make up our global business segments. In all three segments, the individual investor is really at the heart of what we do. We believe all of our work ultimately helps individual investors.

[2007 Highlights]

# 2007 Key Metrics

Revenue
($000)
$ 315,175
$ 435,107
+38%
06
07
Operating Income
($000)
$ 77,527
$ 117,254
+51%
06
07
Free Cash Flow*
($000)
$ 93,955
$ 101,022
+8%
06
07

*Free Cash Flow is considered a non-GAAP financial measure under SEC regulations.

2007 Key Metrics: We made progress in all three of our key operating metrics in 2007. Our revenue increased 38% to $435 million. Operating income grew even faster at 51%. Free cash flow did not grow as quickly because of the tax benefits received from our acquisition of Ibbotson Associates in 2006. We are very pleased with the progress we made in 2007.

[Industry Landscape]

# Projected Asset Growth and Relative Size

2007 Assets

VA
MF*
CE
SA
HF
529
ETF

*excludes money market funds Source: Financial Research Corporation

Projected Asset Growth and Relative Size—2007: This graph shows the assets of various types of investments: variable annuities, mutual funds, closed-end funds, separate accounts, hedge funds, 529 college savings plans, and exchange-traded funds (ETFs). Each circle indicates the relative size of the industry. For example, the mutual fund industry had $12 trillion in assets in 2007.

# Projected Asset Growth and Relative Size

Projected 2012 Assets and
Compound Annual Growth Rate %

VA
8.4%
MF*
10.5%
CE
12.3%
SA
16.5%
HF
18.4%
529
20.0%
ETF
22.5%

*excludes money market funds Source: Financial Research Corporation

Projected Asset Growth and Relative Size—2012: This graph shows projected assets in 2012 based on estimates published by Financial Research Corporation. The story is largely positive, with double-digit growth rates for all investment vehicles except variable annuities. These growth rates have positive implications for Morningstar’s business.

# 2007 Net Inflows

$223.1 bil*
$30.1
$24.5
$195.0
$35.0
$150.7
MF
CE
VA
HF
SA
ETF

2007 Assets

| | | | | | |
|---|---|---|---|---|---|
| $12 tril | $328.1 bil | $1.5 tril | $1.9 tril | $814.2 bil | $608.4 bil |

*excludes money market funds

2007 Net Inflows—2007: The fund industry took in more than $200 billion in assets, and most types of investment vehicles had positive inflows in 2007. Hedge funds and ETFs benefited from strong inflows, showing that investors continue to see value in using managed investments, despite the volatile market conditions.

# 2007 Net Inflows

$223.1 bil*
$30.1
$24.5
$195.0
$35.0
$150.7
MF
CE
VA
HF
SA
ETF

## 2007 Assets

| MF | CE | VA | HF | SA | ETF |
|---|---|---|---|---|---|
| $12 tril | $328.1 bil | $1.5 tril | $1.9 tril | $814.2 bil | $608.4 bil |

## 2006 Net Inflows ($bil)

| MF | CE | VA | HF | SA | ETF |
|---|---|---|---|---|---|
| $225.7 | $11.8 | $24.5 | $75.0 | $73.0 | $73.9 |

*excludes money market funds

2007 Net Inflows—2007 and 2006: Looking at net inflows compared to 2006, net inflows into to mutual funds were about the same, but alternative investment vehicles, including hedge funds, separate accounts, and ETFs, had higher net inflows in 2007.

# Spending on Financial Information

+7%
+10%
+10%
+10%
+9%
03
04
05
06
07
$ 15,915 mil
$ 17,499
$ 19,318
$ 21,264
*$ 23,220

*source: Veronis Suhler Stevenson; 2007 amount is projected

Spending on Financial Information: This chart displays the size of the financial and economic information industry based on data from Veronis Suhler Stevenson. At the end of 2007, it was $23 billion, growing 9% year over year. Morningstar is just a small part of this industry, and we see many opportunities ahead of us in this large market.

# Current Environment

## Morningstar Market Index Performance

01-03-07
4522.69
03-31-08
4339.92
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08

Quarterly Net Inflows for Mutual Funds

Current Environment: Focusing in on the market environment recently, there’s been considerable volatility in the equity markets, and the credit crisis and mortgage meltdown have caused a lot of uncertainty for investors. Morningstar’s U.S. Market Index, a broad benchmark for the U.S. equity market, finished 2007 with positive full-year total returns of 5.9%. But the index was down 9.5% in the first quarter of 2008. Net inflows to mutual funds have also slowed down.

# Current Environment

| | | |
|---|---|---|
| –9.96 | –7.12 | –11.50 |
| –8.68 | –7.69 | –12.88 |
| –5.28 | –6.92 | –14.40 |

Q1 2008

Current Environment: This box shows Morningstar’s market barometer, a heat map of total returns for different areas of the Morningstar Style Box. Every area of the style box had negative returns in the first quarter of 2008.

# Current Environment

| 04 | | |
|---|---|---|
| 14.05 | 13.99 | 0.19 |
| 24.3 | 19.05 | 15.45 |
| 24.03 | 23.61 | 13.46 |

| 05 | | |
|---|---|---|
| 7.04 | 3.82 | 3.43 |
| 11.54 | 10.05 | 16.27 |
| 5.12 | 6.30 | 5.77 |

| 06 | | |
|---|---|---|
| 25.79 | 15.54 | 5.68 |
| 18.81 | 14.72 | 9.63 |
| 20.03 | 21.17 | 10.04 |

| 07 | | |
|---|---|---|
| –0.43 | 8.64 | 12.34 |
| –5.52 | 1.95 | 19.70 |
| –8.15 | –5.43 | 11.06 |

| Q1 08 | | |
|---|---|---|
| –9.96 | –7.12 | –11.50 |
| –8.68 | –7.69 | –12.88 |
| –5.28 | –6.92 | –14.40 |

## Morningstar Market Index Total Return

| 04 | 05 | 06 | 07 | Q1 08 |
|---|---|---|---|---|
| 12.4% | 6.5% | 15.7% | 5.9% | –9.5% |

Current Environment: Here you can see the change in market performance from positive in 2004 through 2006, to mixed in 2007, to negative in early 2008.

# Current Environment

15%
Q1 2008 Revenue
from Asset-Based Fees

Current Environment: About 15% of our total revenue is based on asset-based fees. Because of this, we faced a headwind as the market declined in the first quarter. We’ve also seen some signs of belt-tightening among our clients, but it has not been widespread. Despite the difficult market environment, we’ve continued to build our revenue base in each of the past four quarters. Scott Cooley, our CFO, will talk more about our financial results for the first quarter a bit later.

[Growth Strategies]

# Morningstar's Growth Strategies

Focus on three platforms

Become a global leader in funds of funds

Expand the range of services

Expand internationally

Morningstar’s Growth Strategies: We have four strategies at Morningstar. The first one is to focus on our three major Internet-based platforms.

Our second growth strategy is to become a global leader in funds of funds investment management.

Morningstar’s third growth strategy is to continue to expand our range of services to help investors meet their goals.

Finally, we will continue to expand internationally.

# Focus on Three Platforms

| Individuals | Advisors | Institutions |
|---|---|---|
| Morningstar.com | Advisor Workstation | Morningstar Direct |

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Wealth Forecast
14000K
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Today
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Adjust Accounts
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Date of Birth
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Westfield Grp

Focus on Three Platforms: We believe that investors want integrated solutions in one package to help them make investment decisions and better manage their portfolios. We have expanded the functionality, data, and analytics on Morningstar.com, Advisor Workstation, and Morningstar Direct.

Morningstar.com is a Web site for individual investors. We earn about two-thirds of our revenue for this product from Premium Membership service and one-third from advertising sales. We are building more content on the site, including video reports, options coverage, more international coverage, and more personal finance content. We continuously work on new ways to bring investors relevant content through site design and navigation.

Morningstar Advisor Workstation is our Web-based platform for financial advisors. As I mentioned earlier, we introduced a new Site Builder module to help asset management firms create or enhance their Web sites. We’ve also had a positive response to Portfolio Builder, which we launched in 2006. This is a streamlined tool that helps advisors quickly assess a client’s needs and develop portfolio recommendations.

Our goal with Advisor Workstation is to build out functionality to be embedded in the daily work process for financial advisors, including front- and back-office technology.

Morningstar Direct is our Web-based institutional research platform. Direct offers access to the complete range of Morningstar data and proprietary statistics around the world. We have a long list of planned enhancements for 2008, including market intelligence, asset allocation, a report builder tool, an Excel plug-in, and performance reporting tools.

Morningstar Direct experienced a large percentage of new seats in 2007 coming mainly from additional seat subscriptions at existing clients. We have also seen strong growth outside the United States for Direct.

## Combined Revenue from Three Platforms

Combined Revenue ($000) and
% of Consolidated Revenue
$ 29,657
$ 44,854
$ 61,632
$ 84,996
$ 108,508
03
21.3%
04
25.0%
05
27.1%
06
27.0%
07
24.9%

Combined Revenue from Three Platforms: About one-fourth of our consolidated revenue in 2007 was from our three major platforms—Morningstar.com, Advisor Workstation, and Morningstar Direct.

# Become a Global Leader in Funds of Funds

Investment Consulting

Managed Retirement Accounts

Managed Portfolios

MORNINGSTAR®

ibbotson

Become a Global Leader in Funds of Funds: This is a natural extension of our business, and consulting and product development both employ Morningstar’s unique understanding of how to optimize research into creating better investment products.

We do this work in three major areas: Investment Consulting, managed retirement accounts, and Morningstar Managed Portfolios. Our three subsidiaries that offer investment management services are Morningstar Associates, Ibbotson Associates, and Morningstar Investment Services.

# Become a Global Leader in Funds of Funds

Funds of Funds Industry Assets ($bil)*
Morningstar's Combined Assets ($bil)
$ 665
$ 951
$ 1,258
$ 1,676
$ 1,952
0.9%
1.4%
1.9%
3.9%
5.8%
03
04
05
06
07
$6.0
$13.6
$23.8
$65.9
$113.4

*source: Cerulli Associates; 2007 amount is an estimate

Become a Global Leader in Funds of Funds: There is a growing trend for portfolio management to be outsourced to a third party, and the funds of funds industry had nearly $2 trillion in assets in 2007, based on data from Cerulli Associates.

Our combined assets under management or advisement were $113 billion at the end of 2007. We have less than 6% penetration in this area, so we see a large opportunity here.

# Expand Range of Services: Databases

ST
MF
VA
CE
SA
ETF
HF
529
PL
CM
★
★★
★★★
★★★★
★★★★★

Expand Range of Services: Databases: This is our third strategy, and has been part of our game plan since the beginning. We focus on identifying ways to expand our databases to help investors with their entire portfolio and provide holistic analysis. Our databases currently cover 10 investment vehicles and are used to power our analytics, products, and services. Our hedge fund database has expanded to more than 8,000 hedge funds, and our global ETF database has also grown.

# Expand Range of Services: Hedge Funds

HF
Spartacus Client Hedge Fund Portfolio
Portfolio Composition
Spartacus Client Hedge Fund Portfolio
Risk-Style Drift

Expand Range of Services: Hedge Funds: In the hedge fund space, Morningstar has the opportunity to bring transparency to a traditionally opaque industry. We have developed the Morningstar rating for hedge funds based on risk-adjusted returns.

We have also been developing qualitative hedge fund research for institutional clients looking to receive unbiased information on available funds.

# Expand Range of Services: Equity Research

ST
+
HEMSCOTT
Hemscott Acquisition
+
121 Stock Analysts

Expand Range of Services: Equity Research: A natural synergy exists between stocks and mutual funds. To analyze funds, we need to understand the underlying stocks. Expanding our equity research capabilities through the acquisition of Hemscott earlier this year and increasing our equity analyst staff were both logical steps for us. We believe we have the largest independent equity analyst staff globally, and have equity analysts in the United States, Canada, Asia, Australia, and New Zealand. We now have about 120 stock analysts worldwide, and we publish analyst reports on a total of about 2,100 companies.

About 5% of our revenue in 2007 was from equity research that we provide to six investment banks under the terms of the Global Analyst Research Settlement. The period covered by the settlement will expire in July 2009, and at that time the firms involved will no longer be required to provide independent research to their clients.

We are targeting financial advisors and small to midsize buy-side firms with our equity research. We believe we have a compelling value proposition because of our talented staff, our broad coverage, and our fundamental approach to stock analysis.

# Hemscott Acquisition

HEMSCOTT
$ 51.6 million
Investor Relations
29%
53%
Data
Hemscott.com
18%

Hemscott Acquisition: In January 2008, we acquired the Hemscott businesses for $51.6 million. Hemscott is a leading provider of fundamental equity data in the UK, and the acquisition greatly expanded our global equity database. Hemscott’s revenue comes from three main areas: data, media (Hemscott.com and Hemscott Premium), and investor relations.

## Combined Global Equity Coverage

19,980 total

3,500
Canada
10,000
U.S.
3,000
U.K.
80
Ireland
1,100
Europe
400
Asia/Pacific
1,800
Australia
100
New Zealand

Combined Global Equity Coverage: In keeping with our strategy of building Morningstar’s global equity database, the acquisitions of Hemscott and Aspect Huntley have both expanded our equity data coverage. We now have equity data coverage on nearly 20,000 companies globally.

# Expand Range of Services: Retirement Income

Metric
All Expenses
Essential Expenses
Chance of Not Running Out of Money %
75
100
Chance of Meeting Estate Goal %
61
100
View Disclosures
Median Estate $
951k
5,640k
View
Summary
Confidence Level %
90%
Retirement Phase Starts
Client
Assets and Estate
$750k
600
450
300
150
0
Depletion
Investment Assets
Estate Goal
Death(s)
Income vs. Expenses
$200k
180
160
140
120
100
80
60
40
20
0
2006
2011
2016
2021
2026
2031
2036
Expected Guar Income
Other Cash In-flows
Portfolio W/Ds
All Exp
Essential Exp
Death(s)

Expand Range of Services: Retirement Income: As baby boomers progress from the accumulation of assets into the management of their assets, their needs change. There’s an increasing need for analytical tools and research to assess factors like longevity and healthcare costs in retirement.

# Expand Range of Services: Retirement Income

Median Sustainable Income
$100K
90
80
70
Stocks and Bonds + ELCD
Stocks and Bonds
$0K
2
4
6
8
10
Shortfall Income

Expand Range of Services: Retirement Income: This graph shows a traditional efficient frontier—the risk and return for different asset mixes.  Guaranteed products (such as the equity-linked CD shown in this graph) can offer an improved risk/return profile for those in search of retirement income. We are doing a lot of research in this area and working on creating products to meet this need.

# Expand Range of Services: Indexes

- Style
- Sector
- Dividend
- Bond
- Commodity
- Focus (Wide Moat)

Expand Range of Services: Indexes: We have a broad lineup of indexes, available for licensing in the creation of new investment products. Barclays’ iShares are one example. The most well-known of our indexes are based on the Morningstar Style Box. Recently, we’ve launched fixed-income, commodity, and wide moat indexes.

# Expand Range of Services: Indexes

All ETFs AUM ($mil)
and % Change
$ 277
$ 830
$ 1,666
$ 2,134
04
NMF
05
200%
06
101%
07
28%

Expand Range of Services: Indexes: The Morningstar Indexes provide us with a terrific opportunity to generate income and increase our brand presence. In 2008, we plan to roll out asset allocation indexes as well as global equity and bond indexes.

## Expand Internationally

2,038 Morningstar Employees

76
Canada
1,007
U.S.
269
Europe
580
Asia
106
Australia

Expand Internationally: Approximately half of our 2,000-plus employees are in the United States, and we have about 600 employees in our global data processing centers in China and India.

## Expand Internationally

% Consolidated Revenue from Non-U.S. Operations
14.4%
14.1%
13.0%
14.0%
20.6%
03
04
05
06
07

Expand Internationally: With the acquisitions of Aspect Huntley, the fund data business we acquired from Standard & Poor’s, and Hemscott, we’ve significantly expanded our business outside of the United States. Non-U.S. operations made up about 20% of revenue in 2007, and 24% of revenue in the first quarter of 2008. Acquiring the fund data business from Standard & Poor’s doubled the size of our operations in Germany, France, Spain, and Hong Kong.

Worldwide Fund Assets: North and South America (mainly consisting of fund assets in the United States) hold the majority of the world’s mutual fund assets with just over 50%. Europe is the second-largest region, and Asia and Australia hold the remaining 14%.

Morningstar Revenue: The bulk of Morningstar’s revenue—83%—has been in North America, mainly in the United States.  There is a good opportunity for us in other areas around the world, and over time our revenue mix could be closer to a 50/50 mix between the United States and abroad.

ST MF VA CE SA ETF HF 529 PL CM

Research Technology Design

★ ★★ ★★★ ★★★★ ★★★★★

MORNINGSTAR®

Conclusion: We’re pleased with our strong results in 2007. We often talk about Morningstar being a ‘wide moat’ company, which means we believe we have a sustainable competitive advantage in our brand; large and loyal client base; recurring revenue; proprietary tools and research; expertise in research, technology, and design; and our extensive, hard-to-replicate investment databases.

We continue to build our moat, and our long-term value, by making investments in our business, and by continuing to listen to our customers to develop innovative new offerings and strengthen our current products.

In addition, we continue to focus on hiring and retaining the best people and creating an environment where they can do their best work. Our team did a great job in 2007. I’m proud of our accomplishments and see many opportunities ahead of us.

Now I’ll turn the floor over to Scott Cooley, who will be covering our financial highlights.

# Financial Highlights

Scott Cooley
Chief Financial Officer

[Title slide: Financial Highlights]

# Consolidated Income Statement

| Year ended Dec. 31<br>($000, except per share amounts) | 2007 | 2006 | % change |
|---|---|---|---|
| Revenue | $ 435,107 | $ 315,175 | 38.1% |
| Operating expense | $ 317,853 | $ 237,648 | 33.7% |
| Operating income | $ 117,254 | $ 77,527 | 51.2% |
| Operating margin | 26.9% | 24.6% | 2.3pp |
| Net income | $ 73,922 | $ 51,762 | 42.8% |
| Diluted income per share | $ 1.53 | $ 1.11 | 37.8% |
| Weighted average common shares outstanding (diluted) | 48,165 | 46,723 | 3.1% |

Consolidated Income Statement: 2007 was a great year for Morningstar despite the turbulent markets. Our revenue grew 38% to $435 million, and we reached $1.53 in earnings per share.

Operating income grew more quickly than operating expense, enhancing our operating margins from 24.6% in 2006 to 26.9% in 2007.

Net income grew to $74 million in 2007, a 42.8% year-over-year improvement from 2006.

# Individual Segment

Share of Consolidated Revenue*
Revenue ($mil)
Operating Income ($mil)
Morningstar Reach / Worldwide Individual Investors
22.4%
+20.6%
+3.6%
6.1 mil / 249.1 mil
06
07
$80.7
$97.3
06
07
$22.9
$23.7

*Revenue for our three segments totals more than 100% because it excludes eliminations and corporate items.

Individual Segment: 2007 included a full year of revenue from our 2006 acquisition of Aspect Huntley. The operating margin in Morningstar’s Individual segment experienced relatively slower growth, partly because of Aspect Huntley’s lower margins. Morningstar.com was a large contributor to segment revenue, because of Premium subscriptions and Internet ad sales.

# Advisor Segment

Share of Consolidated Revenue*
Revenue ($mil)
Operating Income ($mil)
Morningstar Reach / Worldwide Financial Advisors
26.6%
+22.2%
240,000 / 1.2 mil
+18.5%
06
07
06
07
$94.7
$115.7
$ 26.7
$31.7

*Revenue for our three segments totals more than 100% because it excludes eliminations and corporate items.

Advisor Segment: Morningstar has had strong growth in the advisor segment. Revenue increased 22% in 2007, and operating income was up about 18%. The growth rate in operating income was slightly lower because we had a one-time early cancellation payment of $1.3 million in 2006, which did not recur in 2007. Advisor Workstation, the segment’s largest product, has become the standard for financial advisors. We have a broad reach with financial advisors; however, there is still room for growth in this area, especially outside of the United States.

## Institutional Segment

Share of Consolidated Revenue*
Revenue ($mil)
Operating Income ($mil)
Morningstar Reach / Worldwide Institutions
52.9%
+57.7%
+105.8%
2,400 / 15,000
06
07
$146.1
$230.3
06
07
$37.2
$76.7

*Revenue for our three segments totals more than 100% because it excludes eliminations and corporate items.

Institutional Segment: The Institutional segment benefited from solid organic growth by Morningstar and Ibbotson in Investment Consulting, as well as revenue contributed by the fund data business we acquired from Standard & Poor’s. The potential client pool in this space is also fairly large — we estimate there are 15,000 potential clients in this segment.

# Sources of Revenue in 2007

| | $000 | % of total |
|---|---|---|
| Organic revenue | $ 387,073 | 89.0% |
| Acquisitions | 44,226 | 10.2% |
| Foreign currency | 3,808 | 0.8% |
| Total | $ 435,107 | 100.0% |

Sources of Revenue in 2007: The majority of our revenue is from organic growth—this is one of Morningstar’s underlying strengths. 10% of our revenue last year came from acquisitions, and we also experienced a slight tailwind from depreciation of the U.S. dollar.

## Retention and Renewal Rates

100–105%
95–100%
95–100%
60–65%
60–65%
65–70%
05
06
07
05
06
07
Renewal
(contract-based products)
Retention
(subscription-based products)

Retention and Renewal Rates: Our renewal rates for contract-based products have been very high. Retention rates for subscriptions in our Individual segment have also been relatively high, when you consider that the retail audience tends to turn over more rapidly.

## Top Five Products

| | 2007 Revenue ($000) | % Change |
|---|---|---|
| Investment Consulting (Institutional) | $ 75,595 | 62.2% |
| Licensed Data (Institutional) | $ 59,207 | 56.9% |
| Advisor Workstation (Advisor) | $ 54,980 | 27.4% |
| Morningstar.com (Individual) | $ 37,630 | 20.2% |
| Principia (Advisor) | $ 28,760 | 0.1% |
| Total | $ 256,172 | |

Top Five Products: Investment Consulting was our largest product in 2007. Licensed Data experienced strong organic growth and also included revenue from the S&P acquisition. Advisor Workstation was the third-largest product and had continued license growth in 2007. Morningstar.com’s Premium subscriptions and growth in Internet ad sales contributed to its growth. Principia’s growth has been flat over the last few years but we consider that a good accomplishment, because many users have migrated to other products, mainly Advisor Workstation.

Significant Operating Leverage
Revenue ($000)
Operating income (loss) ($000)
$ 139,496
$ (10,754)
03
$ 179,658
$ 17,735
04
$ 227,114
$ 46,480
05
$ 315,175
$ 77,527
06
$ 435,107
$ 117,254
07
Operating margin %
NMF
9.9%
20.5%
24.6%
26.9%

Significant Operating Leverage: We invest heavily in new product and database development, and then leverage these core strengths across our business segments and globally. Our costs haven’t grown as quickly as our revenue, leading to growth in operating margin.

# Free Cash Flow*

$000

$ 21,098
$ 25,132
$ 40,994
$ 93,955
$ 101,022
03
04
05
06
07

| | 03 | 04 | 05 | 06 | 07 |
|---|---|---|---|---|---|
| Cash provided by operating activities | $ 29,705 | $ 32,862 | $ 48,445 | $ 98,677 | $ 112,368 |
| Capital expenditures | ($ 8,607) | ($ 7,730) | ($ 7,451) | ($ 4,722) | ($ 11,346) |

*Free Cash Flow is considered a non-GAAP financial measure under SEC regulations.

Free Cash Flow: Our free cash flow grew modestly in relation to our operating income recently, but has grown well over time. We had a $13 million tax benefit in 2006 with the cancellation of Ibbotson’s stock option plan, so the year-over-year comparison was more difficult in 2007. Capital expenditures also increased in 2007 with the build-out of our new headquarters in Chicago.

## Solid Balance Sheet

| Consolidated balance sheet data ($000) | as of Dec. 31, 2007 | as of Dec. 31, 2006 |
|---|---|---|
| Cash, cash equivalents, and investments | $ 258,588 | $ 163,751 |
| Working capital | $ 149,723 | $ 70,021 |
| Total assets | $ 649,307 | $ 447,838 |
| Deferred revenue | $ 129,302 | $ 100,525 |
| Long-term liabilities | $ 23,166 | $ 10,952 |
| Total shareholders' equity | $ 408,303 | $ 269,423 |

Solid Balance Sheet: Our balance sheet at 2007 year-end was solid. Our deferred revenue increased last year, which bodes well for us as we will recognize this revenue in subsequent quarters.

# First Quarter 2008 Key Metrics

Revenue
($000)
$ 95,447
$125,444
+31%
07
08
Operating Income
($000)
$ 24,027
$ 34,685
+44%
07
08
Free Cash Flow*
($000)
$ 6,394
($5,334)
NMF
07
08

*Free Cash Flow is considered a non-GAAP financial measure under SEC regulations.

First Quarter 2008 Key Metrics: This was a difficult period for the market, but Morningstar did well. Bonus payments are paid out in the first quarter of each year and because of Morningstar’s strong performance in 2007, bonus payments were larger than in the past. Capital expenditures for our headquarters build-out also had an impact on free cash flow.

# First Quarter 2008 Balance Sheet

| Consolidated balance sheet data ($000) | as of March 31, 2008 | as of Dec. 31, 2007 |
|---|---|---|
| Cash, cash equivalents, and investments | $ 215,652 | $ 258,588 |
| Working capital | $ 126,301 | $ 149,723 |
| Total assets | $ 668,640 | $ 649,307 |
| Deferred revenue | $ 144,255 | $ 129,302 |
| Long-term liabilities | $ 14,833 | $ 23,166 |
| Total shareholders' equity | $ 448,300 | $ 408,303 |

First Quarter 2008 Balance Sheet: Our balance sheet was strong for the first quarter of 2008. We experienced major cash outflows because of bonus payments made in the first quarter, higher capital expenditures, and the Hemscott acquisition. But our cash and investments only decreased about $43 million in comparison to year-end 2007.

# International Highlights

Bevin Desmond
President, International Business

[Title slide: International Highlights)

# Morningstar's Growth Strategies

- Focus on three platforms
- Become a global leader in funds-of-funds
- Expand the range of services
- **Expand internationally**

Morningstar’s Growth Strategies: As Joe mentioned, expanding internationally is one of Morningstar’s four core growth strategies.

# International Timeline

Joint Venture

## Japan

**98** 99 00 01 03 06 07 08

Japan

International Timeline—1998:  We started our non-U.S. business in 1998 with our joint venture with Softbank in Japan in 1998.

# International Timeline

Joint Venture;
Now Wholly Owned

## Australia
## New Zealand

| 98 | **99** | 00 | 01 | 03 | 06 | 07 | 08 |
|---|---|---|---|---|---|---|---|
| Japan | Australia New Zealand | | | | | | |

International Timeline—1999:  In 1999, we established operations in Australia and New Zealand through a joint venture that we later acquired and now wholly own.

# International Timeline

Wholly Owned

Benelux France Germany
Italy Spain UK

| 98 | 99 | **00** | 01 | 03 | 06 | 07 | 08 |
|---|---|---|---|---|---|---|---|
| Japan | Australia<br>New Zealand | Benelux<br>France<br>Germany<br>Italy<br>Spain<br>UK | | | | | |

International Timeline—2000: We expanded into multiple European and Asian countries in 2000, through both joint ventures and majority-owned operations, which are now wholly owned.

# International Timeline

Joint Venture

Korea

| 98 | 99 | 00 | 01 | 03 | 06 | 07 | 08 |
|---|---|---|---|---|---|---|---|
| Japan | Australia<br>New Zealand | Benelux<br>France<br>Germany<br>Italy<br>Spain<br>U.K.<br><br>Korea | | | | | |

International Timeline—2000: We also expanded into Korea through a joint venture.

# International Timeline

Joint Venture;
Now Wholly Owned

Canada
Hong Kong Norway

| 98 | 99 | 00 | 01 | 03 | 06 | 07 | 08 |
|---|---|---|---|---|---|---|---|
| Japan | Australia<br>New Zealand | Benelux<br>France<br>Germany<br>Italy<br>Spain<br>U.K.<br><br>Korea<br><br>Canada<br>Hong Kong<br>Norway | | | | | |

International Timeline—2000: We established joint ventures in Canada, Hong Kong, and Norway in the same year, which are now wholly owned.

# International Timeline

Joint Venture;
Now Wholly Owned

Finland

| 98 | 99 | 00 | **01** | 03 | 06 | 07 | 08 |
|---|---|---|---|---|---|---|---|
| Japan | Australia<br>New Zealand | Benelux<br>France<br>Germany<br>Italy<br>Spain<br>U.K.<br><br>Korea<br><br>Canada<br>Hong Kong<br>Norway | Finland | | | | |

International Timeline—2001: Our expansion in Europe continued with the establishment of a joint venture in Finland, which we later acquired.

# International Timeline

Joint Venture

# Denmark
# Sweden

| 98 | 99 | 00 | **01** | 03 | 06 | 07 | 08 |
|---|---|---|---|---|---|---|---|
| Japan | Australia<br>New Zealand | Benelux<br>France<br>Germany<br>Italy<br>Spain<br>U.K.<br><br>Korea<br><br>Canada<br>Hong Kong<br>Norway | Finland<br><br>Denmark<br>Sweden | | | | |

International Timeline—2001: We also established joint ventures in Denmark and Sweden.

# International Timeline

Wholly Owned

## China

| 98 | 99 | 00 | 01 | **03** | 06 | 07 | 08 |
|---|---|---|---|---|---|---|---|
| Japan | Australia<br>New Zealand | Benelux<br>France<br>Germany<br>Italy<br>Spain<br>U.K.<br><br>Korea<br><br>Canada<br>Hong Kong<br>Norway | Finland<br><br>Denmark<br>Sweden | China | | | |

International Timeline—2003: In 2003 we established operations in China, where we now have a global equity data processing center with approximately 400 employees.

# International Timeline

Wholly Owned

India Singapore
Taiwan Switzerland

| 98 | 99 | 00 | 01 | 03 | **06** | 07 | 08 |
|---|---|---|---|---|---|---|---|
| Japan | Australia<br>New Zealand | Benelux<br>France<br>Germany<br>Italy<br>Spain<br>U.K.<br><br>Korea<br><br>Canada<br>Hong Kong<br>Norway | Finland<br><br>Denmark<br>Sweden | China | India<br>Singapore<br>Switzerland<br>Taiwan | | |

International Timeline—2006: In 2006, we established operations in India, Taiwan, Singapore, and Switzerland.

# International Timeline

Acquisition

## Aspect Huntley Ibbotson Japan

| 98 | 99 | 00 | 01 | 03 | **06** | 07 | 08 |
|---|---|---|---|---|---|---|---|
| Japan | Australia<br>New Zealand | Benelux<br>France<br>Germany<br>Italy<br>Spain<br>U.K.<br><br>Korea<br><br>Canada<br>Hong Kong<br>Norway | Finland<br><br>Denmark<br>Sweden | China | India<br>Singapore<br>Switzerland<br>Taiwan<br><br>Aspect Huntley<br>Ibbotson Japan | | |

International Timeline—2006: We also expanded our operations in Australia and Japan through our acquisitions of Aspect Huntley and Ibbotson.

# International Timeline

Acquisition

## S&P Fund Information

| 98 | 99 | 00 | 01 | 03 | 06 | 07 | 08 |
|---|---|---|---|---|---|---|---|
| Japan | Australia<br>New Zealand | Benelux<br>France<br>Germany<br>Italy<br>Spain<br>U.K.<br><br>Korea<br><br>Canada<br>Hong Kong<br>Norway | Finland<br><br>Denmark<br>Sweden | China | India<br>Singapore<br>Switzerland<br>Taiwan<br><br>Aspect Huntley<br>Ibbotson Japan | S&P Fund Info | |

International Timeline—2007: The fund data business we acquired from Standard & Poor’s allowed us to further expand, with operations in Asia, Europe, and many other countries around the world.

# International Timeline

Acquisition — Hemscott

| 98 | 99 | 00 | 01 | 03 | 06 | 07 | **08** |
|---|---|---|---|---|---|---|---|
| Japan | Australia<br>New Zealand | Benelux<br>France<br>Germany<br>Italy<br>Spain<br>U.K.<br><br>Korea<br><br>Canada<br>Hong Kong<br>Norway | Finland<br><br>Denmark<br>Sweden | China | India<br>Singapore<br>Switzerland<br>Taiwan<br><br>Aspect Huntley<br>Ibbotson Japan | S&P Fund Info | Hemscott |

International Timeline—2008: Our January 2008 acquisition of Hemscott businesses in the UK greatly expanded our global equity database.

# Morningstar Operations

China
Singapore
India
Taiwan
Japan
Thailand
Korea

Australia
New Zealand

Canada
US

Netherlands
Germany
Denmark
UK
Spain
Italy

Norway
France
Sweden
Switzerland

Morningstar Operations: Morningstar has operations in 18 countries and minority ownership positions in companies based in three other countries. Our global offices facilitate sales, data, and investment analysis operations. This map indicates where we currently have Morningstar operations on the ground worldwide.

# **Non-U.S. Revenue:** Organic vs. Acquisition

Rev. $ Mil
Organic
Acquisition
Foreign Currency
90
67.5
45
22.5
$29.4
$28.7
$44.3
$8.3
$35.2
$89.7
$31.7
$54.2
2005
2006
2007

Non-U.S. Revenue—Organic vs. Acquisition: Outside of the United States, we’ve had strong revenue growth each year, both from acquisitions and organic growth. This graph shows revenue from organic growth, acquisitions, and foreign currency in each of the past three years.

# Sources of Non-U.S. Revenue in 2007

| | % |
|---|---|
| Institutional | 68 |
| Advisor | 21 |
| Individual | 11 |

Sources of Non-U.S. Revenue in 2007: This slide shows a breakdown of our segment revenue outside the United States.  A bit more than two-thirds of our revenue base in 2007 was in the Institutional segment, with the remaining revenue from the Advisor and Individual segments.

## **Morningstar Markets:** 14 of Top 15 Fund Markets Outside the U.S.

AUM $ Bil
1,750
1,400
1,050
700
350
0
1,769
864
786
631
579
566
453
418
368
340
252
177
160
137
128
France
Australia
U.K.
Hong Kong
Japan
Canada
Italy
Brazil
Spain
Germany
South Korea
Sweden
Switzerland
Belgium
Austria

Morningstar Markets—14 of top 15 AUM Outside the U.S.: We are in 14 of the top 15 markets outside of the United States with the exception of Brazil—but this market is on our radar screen for future expansion. Our global operations facilitate access for investors to the same suite of Morningstar products that U.S. clients employ for research and analysis.

## **Markets of Interest:** Fund Markets over $10 Billion

AUM $ Bil
60
45
30
15
78.0
62.6
34.5
28.9
27.6
26.1
17.7
15.5
So. Africa
Mexico
Malaysia
Poland
Greece
Israel
Chile
Turkey

Markets of Interest—AUM over $10 Billion: This chart shows international markets of interest to Morningstar where we don’t currently have established operations. These are markets with at least $10 billion in mutual fund industry assets. We are looking to expand into each of these areas, and we already touch some of them through remote sales and licensing contracts.

13,065
Asia
5,464
Canada
28,542
Europe
2,688
Latin America
3,600
Australia/NZ
31,097
Offshore
1,237
Other

Mutual Fund Database Asset: 85,693 Funds outside the US: Our investment databases are an important asset to our operations. It is important to have strong local databases, in addition to a global database.

# **Morningstar Ratings:** Licensed Data in Germany, Greece, U.S.

EUROBANK AMOIB
Αυτός ο αριθμός
234
4 διακρίσεις
3 διακρίσεις πέρυσι
2 Διεθνείς Οίκοι Αξιολόγησης
(Standard & Poor's, Morningstar)
1η θέση
No1 Διαχειριστής Αμοιβαίων Κ
σε Μέγεθος, σε Επιλογές, σε Δ
ΤΑ ΑΜΟΙΒΑΙΑ ΚΕΦΑΛΑΙΑ ΔΕΝ ΕΧΟΥΝ ΕΓΓΥΗΜΕΝΗ ΑΠΟΔΟΣΗ ΚΑΙ ΟΙ ΠΡΟΗΓ
EQUITY
Q4 2005
JOHN HANCOCK
Classic Value Fund
FUND AT A GLANCE
WHY INVEST?
PERFORMANCE
MORNINGSTAR RATING™
MORNINGSTAR STYLE BOX
TICKER SYMBOLS
Visit us at www.jhfunds.com

Morningstar Ratings: Licensed Data in Germany, Greece, UK: We leverage our established business when we enter new countries, such as using the same core data points, the same methodology, and the same core products. Some examples include the structure of our Web sites for individual investors, Licensed Data feeds, software, and tools. These products are the same across different markets, ensuring a consistent client experience. We are adding 30 research analysts across our European offices, and have also invested in a large team to work with our institutional clients. We are focused on sharing experiences and best practices, and our employees often move across operations to promote the exchange of knowledge.

# **Aspect Huntley:** Huntleys' Your Money Weekly

July 15, 2008 | Issue 50

MORNINGSTAR®

# Huntleys' Your Money Weekly

## Credit versus equity markets = a hairy black spider conundrum!

The Australian market has now rallied around 10% from its January 22 low. Leading resource stocks have fared better than the banks.

My friend Eternal Bear comments that Messrs Custer and John Wayne, when confronted by an Indian horde needed to keep some ammunition at hand, or as the Brits used to say: "Wait for the whites of their eyes."

Another, The Pom, notes in a very short space of time three stocks have fallen some 70% in a day – Centro, MFS, and Credit Corp. Others, including AFG which looks all too difficult now, have fallen three years. I don't see conditions being as bad as back then; the forces strike me as different. In 1987 many leading companies were simply paper castles backed by debt with the banks being gypped all over the place. We are in a far more real economy this time. It has been boosted by excessive credit creation through what Pimco's Bill Gross describes as the shadow banking system, a banking system without the official banking system's required capital to provide adequate capitalisation to support the risks. The air is going out of this balloon, thus economies are slowing.

The common thread to many insights into the current credit crisis is it is not known just what problems are lurking. For instance estimates of $US400billion as the extent of the required writeoffs are quite common but to date only about $US170 billion has been written off. Who has the rest? Is it in Europe, Japan, China, pension funds, smaller US banks, Middle East coffers – or spread everywhere?. The US monoline insurance

Ian Huntley
Publisher

**Australia's Leading Independent Investment Newsletter Since 1973**

| | |
|---|---|
| Australian Stock Ex | 2 |
| Goodman Fielder | 8 |
| Great Southern Plantations | 9 |
| Lihir Gold | 3 |
| Rio Tinto | 6 |
| SFE Corp. | 5 |
| Sigma Pharmaceuticals | 10 |
| STW Communications | 4 |
| Symbion Health | 7 |
| Tattersall's | 13 |
| Ten Network | 11 |
| Transpacific Ind. | 6 |

Aspect Huntley: Huntleys’ Your Money Weekly: The acquisition of Aspect Huntley in 2006 helped us to expand both our capabilities and our global equity database.

# Hemscott: Guru

HEMSCOTT
a Morningstar company
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Welcome to Hemscott Company Guru
Welcome to Hemscott Company Guru, the leading online resource for truly focussed research into the companies, people and news that drive the UK economy.
The Guru Knowledge Search engine offers complete flexibility in your questioning. The simplest to the most complex of queries are answered with ease. A range of charts, graphs and reports present the findings of your research in the format you need and you can even download your search results into Microsoft Excel format.
Latest News Headlines
Assa
Today's Risers & Fallers
Risers | Price (p) | % Change
Venue Solutions Holdings | 3.50 | +55.56
RDF Group | 20.00 | +33.33
Physiomics | 0.40 | +21.21
Toledo Mining Corporation | 149.00 | +21.14
NXT | 6.75 | +19.89
Fallers | Price (p) | % Change
London Scottish Bank | 9.75 | -27.78
Qonnectis | 1.25 | -19.35
Alizyme | 31.50 | -18.18
Forum Energy | 29.00 | -17.14
Ultrasis | 1.32 | -15.82
MORNINGSTAR
Feedback
Tell us what you think about Company Guru...
What's New in Company Guru?
Valuation search
A major new search menu adding almost 40 financial items to the Guru searching options. These include many investment ratios & broker forecast values which were previously only available to look up on a company by company basis. For example, EBITDA, Enterprise Value & Forecast Turnover. All these new search items can be refined against other areas of Guru Searching to build more powerful search outputs. This new feature will be particularly applicable to users within the Corporate Finance area when looking at company valuations.
The 'Valuation search' is located within the Guru Fundamentals area of the Guru Searching screen, just above 'Create Your Own Search'.
What else is new in Company Guru?
Copyright Hemscott Group Limited.
Site Map | Accessibility | Guru Updates | Help | Feedback | Back to Top

Hemscott Guru: Through our acquisition of Hemscott, we have leveraged Hemscott Guru, a Web-based research tool that provides equity data, analytics, and investor relations information.

# **S&P Fund Information:** Workstation

Return Sheet
Correlation Matrix
Line Chart
Scatter Chart
120.00
110.00
100.00
90.00
80.00
70.00
60.00
50.00
2002
2003
2004
2005
2006
2007
Offshore Fidelity (102.63)
Fidelity Fds Technology A (84.96)
Fidelity Fds Health Care A (92.92)
Fidelity Fds America A (113.51)
Fidelity Fds Growth & Income A (119.12)

S&P Fund Information: Morningstar Workstation for institutions (formerly S&P Micropal Workstation): The fund data business we acquired from Standard & Poor’s helped us to establish ourselves more quickly in different areas outside the United States, provided us more credibility with institutions, and solidified our operations in Europe and Asia.

# Financial Magazines

IFA EDUCATION: SIMPLER SUPER AND PENSION CHANGES
IFA
BT raises wholesale fees
Fund manager succumbs to industry wide pricing pressures
Homebuyers ignorant on mortgage fees
Research shows first homebuyers are paying hidden costs
FEATURE
ON THE LOOKOUT FOR STAFF

The magazine of investing insights for independent-minded advisors Spring 2008
MorningstarAdvisor
Retirement, a New Frontier
How to cultivate better retirement income portfolios

Financial Magazines: We leverage great ideas from businesses we acquire and creatively shape those ideas to apply Morningstar’s style and design. Through one of our acquisitions we acquired IFA magazine, which led to the creation of Morningstar Advisor magazine in 2007, a print publication for financial advisors distributed in the United States.

# Regions of Interest

Middle East
Latin America
South Africa

Regions of Interest: Our expansion into new areas will continue to contribute to our revenue growth. We are currently developing investment databases in Mexico and Chile. We are also interested in entering new regions, including South Africa, Latin America, and the Middle East.

# Growth from Existing Operations

2007 Consolidated Revenue
20.6%
Non–U.S.
79.4%
U.S.

Non–U.S. and U.S. Revenue $ Mil
Individual
$ 9.7
$ 83.2
Advisor
$ 18.8
$ 96.7
Institutional
$ 61.2
$ 165.5

Growth from Existing Operations: We can also establish stronger revenue streams from our existing operations. Approximately 20% of Morningstar’s revenue now comes from outside the United States, and, as Joe mentioned, we can see this growing to 50% over time. We are still a young company outside of the United States. The bar graphs on the right side of this slide show our U.S. and non-U.S. revenue within each segment.

# **Global Web Site Examples:** Italy, China, U.K.

MORNINGSTAR
Thursday, 15 May 2008
Company Site
Company News
Welcome to Morningstar UK, Renee!
Quotes
Search
Morningstar now covers Investment Trusts
Morningstar Fund Research
Aberdeen UK Emerging Companies
We think Aberdeen UK Emerging Companies is better than it looks, even if it's not quite yet a compelling choice.
Aberdeen Emerging Markets
This fund is a compelling choice for the right investor.
New Features for Morningstar.co.uk
Improved investment trust functionality and new equities data.
Contrarian Toughness: Bill Miller Talks
Morningstar's Justin Fuller conducts a video interview with Bill Miller on his fund's streak—and downturn.
Pimco's Jamil Baz to Discuss Credit Crunch
Pimco's Jamil Baz to Discuss Credit Crunch at Morningstar Conference on 21 May.
Read More...
Fund Category Returns
Market Indices
30 Minute Updates
The Monthly Income Plus Fund.
Morningstar's Best
Morningstar Fund Tools

Global Web Site Examples: We will be re-launching many Web sites outside of the United States, which will add Premium subscriber revenue as well as ad sales revenue to our top line. We are also expanding our analyst staff to solidify Morningstar’s brand and investment expertise. And we will continue to consider strategic acquisitions when they are in line with our goals. This slide shows our Web site in the United Kingdom.

Morningstar’s Growth Strategies: We plan to continue expanding internationally as one of our four main growth strategies.

# Morningstar Associates

Patrick Reinkemeyer
President

[Title slide: Morningstar Associates]

## Our Goal

The Goal of Morningstar Associates
is to help investors
make better, more informed
investment decisions.

Our Goal: Morningstar Associates provides institutional Investment Consulting, asset management, and retirement advice. Our goal is the same as for Morningstar’s other business units—to help investors make better, more informed investment decisions. This focus creates a virtuous circle of growth for clients and our business.

## What You Need to Know

| | |
|---|---|
| Capabilities | foundation of our business |
| Solutions | customized to meet our client needs |
| Growth | objective of our client-driven solutions |
| World-Class | focused on providing world-class investment-advisory services |

What You Need to Know: We are a capabilities–driven business, and the foundation of our business is our four core investment capabilities. We focus on creating customized solutions for our clients, with the objective of helping our clients distinguish themselves in the marketplace. At the same time, we are continually striving to be a world-class provider of investment advisory products and services.

Capabilities

Capabilities are the foundation of our business.

Capabilities: Our four core capabilities are the foundation of our business.

# Capabilities

Plan Evaluation and Design

Manager Search

Investment Monitoring

Portfolio Construction

Capabilities: Our four core capabilities are used to create all of our solutions in the marketplace. They are plan evaluation and design, manager search, investment monitoring, and portfolio construction.

# Capabilities

| | Plan Evaluation & Design | Manager Search | Investment Monitoring | Portfolio Construction |
|---|---|---|---|---|
| Broker/ Dealers | | **TD Ameritrade** | | |
| Insurance | **MetLife International** | **Northwestern Mutual Life** | **Nationwide** | |
| Diversified Financial | | | **Goldman Sachs** | **Transamerica Asset Management Group** |
| Retirement | **General Motors** | | | **T. Rowe Price** |

Capabilities: We use these four capabilities across the different audiences and clients we serve. Through our plan evaluation and design capability, we help clients create fund lineups or create robust defined contribution plan lineups. Our manager search capability draws on our experience in evaluating fund managers or powers the selection of funds for an advisor.  Through investment monitoring, we provide expense and performance analysis or create a separate account wrap program. Finally, we consider portfolio construction to be the artful combination of asset allocation and fund selection.

Solutions

Solutions are customized to meet client needs.

Solutions: We customize our solutions to better serve our clients’ needs.

# Solutions: Transamerica Asset Management Group

Transamerica Asset Allocation Portfolios
of Transamerica Funds

**Need**
Simplify and improve the investment process for investors and advisors

**Solution**
Asset Allocation Portfolios

**Services**

- Manager Search
- Investment Monitoring
- Portfolio Construction
- Enhanced Investment Story

Solutions—Transamerica Asset Management Group: Transamerica is a third-party investment manager. The issue the company was facing was that 40 funds were available to investors but the average client only owned 1.2 funds. We created a series of broadly based asset allocation portfolios to offer diversified choices to make the investment process easier. 90% of all new fund flows now come through these new asset allocation portfolios.

# Solutions: New York Life Retirement Plan Services

NEW YORK LIFE

Portfolio Complete℠

KEEPING YOUR INVESTMENTS ON TRACK

New York Life Retirement Plan Services

One of the greatest responsibilities plan sponsors face is ensuring the proper management of their plan's investments. Heightened market volatility, increased regulatory and litigation activity, and recent corporate scandals have made plan sponsors and their financial consultants justifiably concerned. What is a prudent process for selecting a fund from a multitude of options? What asset classes should you offer to your participants? How do you appropriately monitor the investment options in your plan? These and many other questions make properly managing the options in your retirement plan challenging and at times overwhelming.

But now you have help.

New York Life Retirement Plan Services, a cutting-edge leader in retirement plan services, and Morningstar Associates, LLC (Morningstar), bring you Portfolio Complete, a comprehensive suite of investment advisory services that is designed to complement your financial consultant's efforts to assist you in managing your plan's investments efficiently and effectively.

A New Standard of Investment Support

Delivered in concert with your financial consultant, Portfolio Complete can help you optimally manage some of your most important responsibilities by delivering the following key services.

Better portfolio construction

The asset classes recommended for your plan are based upon your employee demographics and designed to meet their specific needs.

Better investment options

Participants will receive investment options selected from New York Life Investment Management LLC's (NYLIM) specified investment universe that meet Morningstar's quantitative screens and qualitative criteria.

Better support for you

You'll receive detailed quarterly reporting from which you and your financial consultant can evaluate each investment option. Morningstar also will continually monitor your plan's investment lineup to help ensure that each fund is appropriate as an option in your investment menu. In addition, Morningstar can take on critical fiduciary responsibilities for the plan's investment options.

As a plan fiduciary, you are personally liable for your decisions regarding your retirement plan and are expected to be a "prudent expert" around the investment options offered to your participants. Properly overseeing your investment options takes a lot of time, skill, and effort. Portfolio Complete is a program developed with you in mind.

MORNINGSTAR®

**Need**

Help retirement plan sponsors select and oversee the investments in their 401(k)

**Solution**

Portfolio Complete℠

**Services**

- Plan Evaluation and Design
- Manager Search
- Investment Monitoring
- Fiduciary Support
- Enhanced Investment Story

Solutions—New York Life Retirement Plan Services: This is an example of one of our custom solutions. New York Life Retirement Plan Services is a bundled provider of 401(k) and record-keeping services. We created Portfolio Complete, which was designed for New York Life to help retirement plan sponsors select and oversee investments in the 401(k) plan. We applied our technology and market and investment know-how to create this solution.

Growth

Growth is the objective of our client-driven solutions

Growth: Our objective is to help our clients grow and distinguish themselves in the marketplace through our custom solutions.

## Growth: Assets Under Advisement

($Billion)
$5.5
$12.6
$22.1
$40.5
$56.6
03
04
05
06
07

Growth—Assets under Advisement: Morningstar Associates had nearly $57 billion in assets under advisement as of year-end 2007.

What You Need to Know: At Morningstar Associates, we leverage our four core capabilities to create customized solutions for our clients to grow our client base and key metrics, thereby providing world-class investment advisory products and services.